Investor Presentation April 22, 2024 Exhibit 99.1

Vista Transaction Delivers Compelling, Risk-Adjusted Value To Model N Shareholders Based on preliminary results through Q2’FY24 (ended 03/31/24) set forth herein and current estimates. Robust Transaction Process In January 2024, in the context of several inbound indications of interest, the Model N Board authorized Jefferies to contact potentially interested and qualified financial sponsors and strategic acquirors Model N provided interested parties (9 financial sponsors) with extensive information under NDA, conducted management presentations and held multiple follow up meetings prior to soliciting interest 3 strategic acquirors contacted elected not to pursue the opportunity Each sponsor engaged substantively, and many indicated a desire to own the business, albeit at prices which approximated the market value of Model N in mid-February of ~$25-27 per share The Vista offer of $30.00 cash per share represents the highest price proposed, which was the result of extensive negotiations with the Board starting from a preliminary price of $29.50 per share Compelling, Risk-Adjusted Value for Shareholders Transaction offers immediate and compelling cash value to Model N shareholders, not subject to execution risk and challenges of standalone plan 28x Q2’FY24 LTM EBITDA represents an attractive value compared to a broad set of comparable historic software transactions(1) 23% premium to 30-trading day VWAP as of the close on January 10, 2024, the day prior to the Model N Board authorizing Jefferies to contact potential acquirors 16% premium to the 30-trading day VWAP as of April 5, 2024, the trading day prior to the announcement of the acquisition New and Increasing Standalone Execution Risks Over the last 3+ years Model N focused on SaaS Transitions, driving growth in SaaS ARR and Professional Services (“PS”) revenue As SaaS Transitions near completion, driving future growth will require significant acceleration in non-SaaS Transition revenue streams Given this dynamic the Board recognized new and increasing execution risks to achieving long-term growth, driven by: Timing of new logo sales that are unpredictable and in a segment of the market in which we have less experience selling Spending fatigue among existing customers that have recently transitioned to SaaS (60%+ of SaaS ARR recently transitioned) Challenges backfilling PS revenue post-SaaS Transitions (~50% of PS revenue over the last ~2 years tied to SaaS Transitions)

Model N Is At A Critical Juncture Model N’s SaaS Transition journey Our focus over the past several years has been on transitioning the customer base to the cloud to modernize our business We have executed on our SaaS Transition strategy and drove SaaS ARR to $139M in Q2’FY24(1) As of today, SaaS Transitions are 85%+ complete with the end in sight during this fiscal year What are the challenges we now face? Risk to bookings growth beginning in FY25 as we pivot entirely off SaaS Transitions to new logo sales and customer base expansion New logo sales motions have produced inconsistent results Customer fatigue in some cases to adopting new products post-SaaS Transition Risk to Professional Services revenue, the majority of which has been historically linked to SaaS Transitions Each of the challenges above are new, and not ones we have encountered as we transitioned our customer base to SaaS What needs to be done to drive long-term growth? Increase non-SaaS Transition bookings by ~7x and backfill SaaS Transition PS Drive consistent new logo growth Expand existing customer base through upsell / cross-sell Backfill Professional Services attached to SaaS Transitions and explore unattached services Potential M&A to expand product offering and to add scale With SaaS Transitions nearly complete, we face near-term operational and execution risks as we pivot the company to driving new logo sales and customer base expansion Based on preliminary results through Q2’FY24 (ended 03/31/24).

LTM represents Last Twelve Months results through Q2’FY24 (ended 03/31/24) based on preliminary results for Q2’FY24 set forth herein. Growth-Adjusted Forward Revenue Multiple based on mid-point of FY2024 guidance for revenue and growth. 23% Premium based on 30-Day VWAP prior to Model N Board authorizing Jefferies to contact parties about interest in a potential transaction on 01/10/24.16% Premium based on 30-Day VWAP as of 04/05/24. Transaction Overview Clear Path to Closing Timeline Transaction Summary Subject to customary closing conditions, including approval by Model N shareholders and clearance under the Hart-Scott-Rodino (HSR) Antitrust Improvements Act of 1976 Transaction is fully equity backstopped by Vista, and is not subject to a financing condition Expected to close mid-2024 Special Meeting date expected in late June 2024 $30.00 Cash per Share $1.25B Total Enterprise Value 0.95x Growth-Adjusted Forward Revenue Multiple(2) 28x LTM Adj. EBITDA(1) 23% Premium to 30- Day VWAP(3) 16% Premium to 30- Day VWAP(3) 5x LTM Revenue Multiple(1)

Key Factors Considered By Model N’s Board

Model N Sees New Execution And Growth Challenges Post-SaaS Transitions Professional Services revenue at risk as SaaS Transitions conclude Pace of new logo sales will need to accelerate to backfill prior SaaS Transition activity Management increasingly believes that M&A is vital to expand product offerings and add scale, and would be challenging as a small-cap public company Spend fatigue from cohort of customers recently transitioned increases risk to existing customer bookings needed to accelerate growth Completion of Life Sciences SaaS Transitions requires replacement with substantial new revenue streams – through new logo, existing customer base, Professional Services sales and M&A

Non-SaaS Transition Bookings Will Need To Increase Materially From Historical Levels To Achieve Growth Targets Gross Software Bookings Summary New non-SaaS Transition bookings required to grow ~7x from FY23 to reach management’s long-range expectation for Subscription revenue growth Note: SaaS Transition represents bookings from the transition of customers to SaaS; Non-SaaS Transition Software represents bookings from new logos, customer base, and price changes. ~7x FY26/FY23 Non-SaaS Transition Software Bookings Future growth requires non-SaaS Transition software bookings from new logos and customer base sales substantially greater than recent historical trends Timing of new customer (new logo) sales is unpredictable, with long sales cycles 60%+ of SaaS ARR recently migrated / expanded with customers indicating challenges in increasing spending immediately post-SaaS Transition

Risk To Professional Services Revenue As Transition To SaaS Is Completed Sustaining Professional Services revenues at current levels will require substantial growth in non-SaaS Transition bookings Q1’FY22 Through Q1’FY24 Cumulative Professional Services Bookings A substantial portion of Professional Services revenue over the past few years has been associated with the transition of Life Sciences customers to SaaS SaaS Transition bookings have historically had a much higher attach rate of Professional Services than other bookings Risk to achieving software bookings required for management’s long-term plan carry over to the associated Professional Services required to implement new products / features / functionality supporting those Subscription offerings

Management increasingly believes M&A is vital to expand product offerings and add scale, given execution challenges identified to grow organically Model N’s ability to pursue meaningful M&A as a small-cap public company is limited M&A of scale likely will require both debt and equity capital issuances Existing levels of debt constrain our ability to finance acquisitions via incremental long-term debt Debt issuances increase interest expense and change the risk profile of the business for investors Equity issuances are dilutive to existing shareholders and may require a shareholder vote, limiting our competitiveness against other buyers without the same constraints M&A of scale also comes with execution risk that may impact financial performance in the near-term and cause volatility in our share price Well-capitalized strategic parties and financial sponsors targeting investments in our sector drive competition and reduce certainty Inorganic Growth Through M&A Would Be Challenging

Transaction Delivers Certain Cash Value At An Attractive Valuation

Transaction Represents Premium Multiple To Publicly Traded Software Peers 2024E EBITDA Multiple 2024E Revenue Multiple Median: 13x Median: 0.56x (1) Source: Company filings, Wall Street Research and Capital IQ as of 04/19/24. Note: Represents CY metrics for select software companies with moderate revenue growth and high profitability. Growth Adjusted Revenue Multiple calculated as forward revenue multiple divided by forward revenue growth times 100. Reflects transaction price of $30.00 per share. Growth Adjusted Revenue Multiple based on FY24 growth of 5%, assuming the mid-point of FY2024 guidance. As of unaffected 04/16/2024. 2024E Growth Adjusted Revenue Multiple Median: 3.7x (1) (1) (2) (2) (2)

Transaction Represents A Leading Multiple Relative To Recent Technology Take-private Transactions Median: 19x Acquisition LTM EBITDA Multiple Target Acquiror 12/17/21 03/14/23 08/19/21 06/1/21 04/8/24 08/9/23 11/8/21 05/11/23 02/4/21 01/31/22 09/6/23 05/5/21 04/7/22 Ann. Date (1) Source: Company filings, Wall Street Research, Capital IQ and 451 Research. Note: Reflects recent financial sponsor-led take-private transactions of software companies with meaningful profitability. LTM represents Last Twelve Months results through Q2 FY24, based on preliminary results for Q2 FY24 set forth herein. 02/5/24 06/21/22

Transaction Represents A Leading Multiple Relative To Recent Technology Take-private Transactions Median: 0.62x Acquisition Growth Adjusted Forward Revenue Multiple Target Acquiror 12/17/21 03/14/23 08/19/21 04/8/24 08/9/23 04/7/22 11/8/21 05/11/23 02/4/21 01/31/22 09/6/23 06/1/21 08/5/21 Ann. Date (1) Source: Company filings, Wall Street Research, Capital IQ and 451 Research. Note: Reflects Growth Adjusted Forward Revenue Multiple for transactions on prior slide. Growth Adjusted Revenue Multiple calculated as forward revenue multiple divided by forward revenue growth times 100. FY24 growth rate based on the mid-point of FY2024 guidance. 02/5/24 06/21/22

Robust Process To Maximize Shareholder Value

Model N’s Board Proactively Evaluated A Broad Range Of Alternatives Sale De-risks investment for shareholders at an attractive value Result of a robust process to maximize shareholder value Standalone Significant acceleration in non-SaaS Transition bookings required to achieve long-term, sustainable growth PS revenue at risk post-SaaS Transition Transformative M&A Access to cost-efficient funding (both debt and equity) Integration and execution risk

Model N Ran A Robust Sale Process To Maximize Value For Shareholders

Recent Past

- Significant historical inbound interest
- Outreach / inbound: **19 Parties**
  - 15 Financial Sponsors
  - 4 Strategics
- In several recent Board meetings, the Board carefully evaluated standalone challenges and these inbound interests, and in most cases gave credible interested parties access to information
- Signed NDA: **12 Financial Sponsors**
- Information provided:
  - Detailed company overview and financial supplement
  - ARR and bookings database
  - Pipeline analysis and whitespace opportunity
- Several diligence sessions spanning strategy, market, GTM, product, technology and financials
- After conducting diligence, most parties saw value at or around market value

01/10/24
The Board authorized Jefferies to run a process

Outreach

- Contacted **12 parties:**
  - 9 Financial Sponsors
  - 3 Strategics
- Connected with sponsors that had historically expressed high levels of interest based on specific knowledge of the end market and the business
- All nine sponsors engaged meaningfully and expressed interest in owning the business
- Strategics showed limited interest and did not engage meaningfully

Diligence and Indication of Interest

- **All nine sponsors** conducted substantial diligence
  - Numerous management meetings
  - Fulsome diligence materials
  - Follow-up Q&A
- Sponsor feedback was consistent, including concerns about growth and execution risk
- All sponsors other than Vista indicated they would value Model N around its trading price at the time of the discussions (mid- to high-$20s range per share in mid-February)
- Vista was the only party to submit a formal proposal
- Vista submitted an LOI valuing Model N in the range of **$29.00-$30.50** per share
- Vista and one other party conducted detailed diligence at that point

Final Offer and Negotiation

- **1 party (Vista)** submitted a final offer at a revised price of **$29.50 per share** along with a markup of the definitive agreement
- After negotiations with the Board, Vista increased its offer to **$30.00** per share ("best and final")

Model N

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Key Takeaways Model N’s Board unanimously recommended that shareholders vote for the acquisition by Vista for $30.00 cash per share Board determined new execution risks and growth constraints as a standalone public company that make now the right time to sell Transaction delivers compelling and risk-adjusted cash value at an attractive valuation Model N Board of Directors ran a robust process and evaluated other strategic alternatives to maximize value for shareholders

Appendix

Note: $Millions. Represents midpoint of guidance provided in Q1’FY24 results release on 02/06/24. Represents preliminary unaudited results for Q2’FY24 (ended 03/31/24). Q2’FY24 Preliminary Results (1) (1) (2) 11% SaaS ARR growth and 108% NDR in Q2’FY24

Reconciliation Of Expected Preliminary GAAP To Non-GAAP Operating Results Reconciliation based on preliminary unaudited results for Q2’FY24 (ended 03/31/24). Model N, Inc. Reconciliation of GAAP to Non-GAAP Operating Results(1) (in millions)         Three Months Ended March 31,     2024 Reconciliation from GAAP net loss to adjusted EBITDA     GAAP net loss   $(1.4) Reversal of non-GAAP items     Stock-based compensation expense   11.6 Depreciation and amortization   1.9 Interest expense   1.8 Interest income   (3.8) Provision for income taxes   0.8 Adjusted EBITDA   $10.9

Forward-Looking Statements This communication may contain forward-looking statements including, among other things, statements regarding the potential benefits of the proposed transaction; the prospective performance and outlook of Model N’s business, performance and opportunities; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Risks include, but are not limited to: (i) the ability to obtain the requisite approval from stockholders of Model N; (ii) the risk that the proposed transaction may not be completed in a timely manner or at all; (iii) the possibility that competing offers or acquisition proposals for Model N will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances that would require Model N to pay a termination fee or other expenses; (vi) the effect of the pendency of the proposed transaction on Model N’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; (vii) risks related to diverting management’s attention from Model N’s ongoing business operations or the loss of one or more members of the management team; (viii) the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability; (ix) delays in closing customer contracts; (x) Model N’s ability to improve and sustain its sales execution, including increasing bookings; (xi) the timing of new orders and the associated revenue recognition; (xii) adverse changes in general economic or market conditions; (xiii) delays or reductions in information technology spending and resulting variability in customer orders from quarter to quarter; (xiv) competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors and new applications and marketing initiatives by Model N’s competitors; (xv) Model N’s ability to manage its growth effectively; (xvi) acceptance of Model N’s applications and services by customers; (xvii) success of new products; (xviii) the risk that the strategic initiatives that Model N may pursue will not result in significant future revenues; (xiv) changes in health care regulation and policy and tax in the United States and worldwide; (xx) Model N’s ability to retain customers; and (xxi) adverse impacts on Model N’s business and financial condition due to macroeconomic and geopolitical factors, such as inflation, rising interests, pandemics, banking system instability and geopolitical conflicts. Further information on risks that could affect Model N’s results is included in its filings with the SEC, including its most recent quarterly report on Form 10-Q and its annual report on Form 10-K for the fiscal year ended September 30, 2023, and any current reports on Form 8-K that it may file from time to time. Should any of these risks or uncertainties materialize, actual results could differ materially from expectations. Model N assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this communication. Disclaimer

Use of Non-GAAP Financial Measures This communication includes financial information, including Adjusted EBITDA, that have not been prepared in accordance with accounting standards generally accepted in the United States of America (“GAAP”). Model N uses these non-GAAP financial measures internally in analyzing their financial results and believe they are useful to investors, as a supplement to GAAP measures, in evaluating Model N’s ongoing operational performance. Model N believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends, and in comparing its financial results with other companies in its industry, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures in the appendix below. A reconciliation of our non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the appendix included below in this communication. Additional Information and Where to Find It This communication may be deemed to be solicitation material in respect of the proposed transaction involving Model N and affiliates of Vista Equity Partners. In connection with the proposed transaction, Model N intends to file with the SEC and furnish to stockholders a proxy statement and WHITE proxy card. This communication is not a substitute for the proxy statement or any other document that Model N may file with the SEC or send to its stockholders in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS OF MODEL N ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MODEL N AND THE PROPOSED TRANSACTION. The materials to be filed by Model N will be made available to Model N’s investors and stockholders at no expense to them and copies may be obtained free of charge on Model N’s website at https://investor.modeln.com/. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Model N and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of Model N stockholders in connection with the proposed transaction under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of Model N’s executive officers and directors in the solicitation by reading Model N’s proxy statement for its 2024 annual meeting of stockholders, the Annual Report on Form 10-K for the fiscal year ended September 30, 2023, and the subsequent Quarterly Reports on Form 10-Q, and the proxy statement and other relevant materials that will be filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of Model N’s participants in the solicitation, which may, in some cases, be different than those of the Model N’s stockholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available. Trademarks Model N and the Model N logo are trademarks of Model N, Inc. All other trademarks are the property of their respective owners. Disclaimer (Cont’d)